                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    December 1, 1995
                                                 ------------------------------



                           DOW JONES & COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-7564                  13-5034940
------------------------------        -----------           --------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


200 Liberty Street, New york, New York                    10281
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code  (212) 416-2000
                                                   -----------------------------



                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)



                                     Page 1
                            Exhibit Index on Page 4
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ITEMS 1-4.  NOT APPLICABLE.
            --------------


ITEM 5.   OTHER EVENTS.
          ------------

               Dow Jones & Company, Inc., a Delaware corporation (the "Company"), entered into an Underwriting Agreement and related Pricing Agreement, each dated December 1, 1995, with Chemical Securities Inc., as underwriter, relating to the offering of $150,000,000 principal amount of the Company's 5.75% Notes due December 1, 2000 (the "Notes"). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (File No. 33-32110).

               The Company will enter into a Second Supplemental Indenture, to be dated as of December 1, 1995, between the Company and First Trust of New York, National Association, as successor Trustee under the Indenture, dated as of October 1, 1985, as supplemented by a First Supplemental Indenture, dated as of November 15, 1989, between the Company and Morgan Guaranty Trust Company of New York, as the initial Trustee thereunder (such Indenture, as supplemented, the "Indenture"). First Trust of New York, National Association, being duly qualified and eligible under the Indenture, succeeded as Trustee thereunder pursuant to its acquisition, by way of agreement, of substantially all of the corporate trust business of the initial Trustee thereunder.

ITEM 6.   NOT APPLICABLE.
          --------------


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.
          ----------------------------------

     (a) - (b) NOT APPLICABLE.
               --------------

           (b) EXHIBITS.
               --------

               1 Pricing Agreement, dated December 1, 1995, between Dow Jones & Company, Inc. and Chemical Securities Inc.

               10 Form of Second Supplemental Indenture, to be dated as of December 1, 1995, between Dow Jones & Company, Inc. and First Trust of New York, National Association.

               12        Statement re: Computation of Ratios.

ITEM 8.   NOT APPLICABLE.
          --------------

                                      -2-
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DOW JONES & COMPANY, INC.



Dated:  December 5, 1995                     By: /s/ Thomas G. Hetzel
                                                 -------------------------
                                                     Thomas G. Hetzel
                                                        Comptroller
                                                 (Chief Accounting Officer)

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------


EXHIBIT NO.                         EXHIBIT
-----------                         -------


1 Pricing Agreement, dated December 1, 1995, between Dow Jones & Company, Inc. and Chemical Securities Inc.

10 Form of Second Supplemental Indenture, to be dated as of December 1, 1995, between Dow Jones & Company, Inc. and First Trust of New York, National Association.

12          Statement re: Computation of Ratios.